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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2001


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                              1-10434                           13-1726769
(State or other jurisdiction of           (Commission File Number)    (I.R.S. Employer Identification Number)
 incorporation or organization)


                      PLEASANTVILLE, NEW YORK                             10570-7000
              (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:

                                 (914) 238-1000

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ITEM 5.  OTHER EVENTS.

         Filed herewith as Exhibit 99.1 is the company's news release, issued on July 25, 2001, relating to earnings guidance.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable

         (c)      EXHIBITS

                  NUMBER                             DESCRIPTION
                  ------                             -----------
                   99.1            The company's news release, issued on July
                                   25, 2001, relating to earnings guidance.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE READER'S DIGEST ASSOCIATION, INC.
                                                     (Registrant)


DATE:  July 25, 2001
                                        /s/        GEORGE S. SCIMONE
                                        ----------------------------------------
                                                   GEORGE S. SCIMONE
                                               Senior Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
    99.1          The company's news release, issued on July 25, 2001, relating to earnings guidance.



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